                                                                      Boston Gas
                                                                    Exhibit 10.5

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE MN365
                             -----------------------

     This Service Agreement is made and entered into as of the 4th day of January 1999, by and between Maritimes & Northeast Pipeline, L.L.C. (herein called "Pipeline") and Boston Gas Company (herein called "Customer," whether one or more).

                              W I T N E S S E T H:

     WHEREAS, Pipeline and its Canadian pipeline affiliate, Maritimes & Northeast Pipeline Limited Partnership ("Maritimes-Canada"), are developing and propose to construct and operate a natural gas pipeline project ("Maritimes Project"), extending from the railgate of a processing plant to be located near Goldboro, Nova Scotia, to the Canadian-United States border and through the states of Maine and New Hampshire into Massachusetts; and

     WHEREAS, Customer desires firm transportationservice on the United States portion of the Maritimes Project facilities and Pipeline desires to provide Customer with such service; and

     WHEREAS, the parties hereto, along with Maritimes-Canada, entered into an agreement dated December 16, 1997 (the "Precedent Agreement"), which bound them to enter into contracts for service on the United States and Canadian portions of the Maritimes Project substantially upon the terms and conditions hereinafter described.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I
                               SCOPE OF AGREEMENT

     Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule MN365, of the General Terms and Conditions of Pipeline's Gas Tariff on file with the Federal Energy Regulatory Commission ("GT&C"), and to the precedent agreements contained in Pipeline's certificate application on file with the Federal Energy Regulatory Commission ("FERC" or "Commission") in Docket No. CP96-809, transportationservice hereunder will be firm and Pipeline agrees to deliver for Customer's account quantities of natural gas up to the following quantity:

             Maximum Daily Transportation Quantity (MDTQ) 43-200 Dth Maximum Annual Transportation Quantity (MATQ)15,768,00 Dth

     Pipeline will receive for Customer's account for transportation hereunder daily quantities of gas up to Customer's MDTQ, plus Fuel Retainage Quantity, at Point(s) of Receipt as specified in Article IV herein. Pipeline will transport and deliver for Customer's account such daily quantities tendered up to such Customer's MDTQ (and, on a cumulative basis, the MATQ) at Point(s) of Delivery as specified in Article IV herein.

     On any given Day (as defined is the GT&C), Pipeline shall not be obligated to, but may at its sole discretion, receive at Point(s) of Receipt quantities of gas in excess of Pipeline's Maximum Daily Receipt Obligation (MDRO), plus Fuel Retainage Quantity, but shall not receive in the aggregate at all Points of Receipt on any Day a quantity of gas in excess of the applicable MDTQ, plus Fuel Retainage Quantity. On any given Day, Pipeline shall not be obligated to, but may at its sole discretion, deliver at Point(s) of Delivery quantities of gas in excess of Pipeline's Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any Day quantities of gas in excess of the applicable MDTQ.

                                   ARTICLE II
                                TERM OF AGREEMENT

     This Service Agreement shall become effective as of the date first set forth above and service under this Service Agreement shall commence on the "Service Commencement Date" which shall be the latest to occur of (i) November 1, 1999; (ii) the date on which the Phase II facilities, as those facilities are more fully described in the application of Pipeline on file with the Commission in Docket No. CP96-809, as may be amended from time to time, are commissioned, tested, and placed in service: and (iii) the date on which the pipeline facilities of Maritimes-Canada, as those facilities were more fully described in the December 1997 order of the National Energy Board of Canada ("NEB") in Hearing Order No. GH-6-96, are commissioned, tested, and placed in service. This Service Agreement shall continue in effect for a term that begins on the first day of the first full month following the Service Commencement Date and continues through October 31, 2002 ("Primary Term"); provided, however, Customer shall have the option, to be exercised in writing at least nine (9) months prior to the end of the Primary Term, to extend the term of the Service Agreement with Pipeline through March 31, 2007. Notwithstanding the foregoing, this Service Agreement shall remain in force from year to year after October 31, 2002, or March 3l, 2007, as applicable unless terminated by either Party by written notice at least one (1) year prior to the end of such applicable date or any successive term thereafter. Pipeline and Customer may terminate this Service Agreement at any time pursuant to the provisions of Sections 4 and 16 of the GT&C and such provisions are incorporated herein by reference.

          THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR IF CUSTOMER PROVIDES A TERMINATION NOTICE TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. IF PIPELINE PROVIDES A TERMINATION NOTICE, SUCH TERMINATION TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 4.2 0F THE GT&C ON THE EFFECTIVE DATE OF THE TERMINATION.

     Any portion of (Illegible) Service Agreement necessary to (Illegible) or
                    -----------                                -----------
cash-out imbalances or to make payment under this Service Agreement as required by the GT&C will survive the other parts of this Service Agreement until such time as such balancing or payment has been accomplished.

     Notwithstanding any other provision of this Service Agreement, the commencement of service under this Service Agreement and the rights and obligations of the parties hereunder are expressly made subject to the following conditions precedent: (1) An Affirmative Construction Vote, as defined in that certain Limited Liability Company Agreement of Maritimes & Northeast Pipeline, L.L.C. dated January 31, 1996 ("LLC Agreement"), of Pipeline's Management Committee, as defined in the LLC Agreement, to proceed with the construction of Pipeline's Phase II facilities, as more fully described in FERC Docket Nos. CP96-178, CP96-809, and CP97-238, pursuant to Section 7.02(d) of the LLC Agreement; and (2) An Affirmative Construction Vote as defined in that certain Unanimous Shareholder Agreement of Maritimes & Northeast Pipeline Management Ltd. dated July 25, 1996 ("Shareholder Agreement"), of the Management committee, as defined is the Shareholder Agreement, of Maritimes-Canada to proceed with construction of the Canadian portion of the Maritimes Project pursuant to
Section 7.01(d) of the Shareholder Agreement.

                                   ARTICLE III
                                  RATE SCHEDULE

     For the entire period when this Service Agreement is in effect, this Service Agreement will be subject to all applicable provisions of Rate Schedule MN365 or any superseding rate schedule and the GT&C of Pipeline's Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

     Commencing on the Service Commencement Date. Customer agrees to and will pay Pipeline all Reservation, Usage and other charges and fees provided for in Rate Schedule MN365, as effective from time to time, for service under this Service Agreement, unless such payments are excused by the provisions of Rate Schedule MN365 or the GT&C.

     Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in: (i) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule MN365 and under this FERC Gas Tariffs (ii) Pipeline's Rate Schedule MN365; and/or (iii) any provision of the GT&C under Pipeline's Tariff. Customer shall have the right to take any position before the appropriate regulatory authority in response to any filing contemplated in this paragraph.

                                   ARTICLE IV
                  POINT(S) OF RECEIPT, DELIVERY AND MEASUREMENT

     The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of this effective Service Agreement. The Point(s) of Measurement shall be specified in Exhibit A of this effective Service Agreement.

     Exhibit(s) A and B are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                    ARTICLE V
                                     QUALITY

     All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 12 of Pipeline's GT&C. Customer agrees that if Customer tenders gas for service hereunder and Pipeline accepts such gas which does not comply with Pipline's quality specifications, Customer will pay all reasonable costs associated with processing of such gas as necessary to comply with such quality specifications: provided, however, that Pipline shall provide Customer with notice of a failure to comply with Pipeline's quality specifications within a reasonable time after Pipeline becomes aware of such failure to comply.

                                   ARTICLE VI
                                    ADDRESSES

     Except as herein otherwise provided of as provided in the GT&C any notice, request, demand, statement, invoice or payment provided for in this Service Agreement, or any notice which any party desires to give to the other, must be in writing and will be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

          (a) pipeline:  Maritimes & Northeast Pipeline, L.L.C.
                         Attn: President
                         1284 Soldiers Field Road
                         Boston, Massachusetts 02135
                         Phone: (617) 560-1386
                         Facsimile: (617) 560-1386

          (b) Customer:  Boston Gas Company
                         Attn: Vice President, Gas Resources
                         One Beacon Street
                         Boston, Massachusetts 02108
                         Phone: (617) 742-8400
                         Facsimile: (617) 742-8564

or such other address as either party designates by formal written notice.

                                   ARTICLE VII
                                   ASSIGNMENTS

     Any company which succeeds by purchase, merger, or consolidation to the assets, substantially as an entirely, of Customer or of Pipeline will be entitled to the rights and will be subject to the obligations of its predecessor in title under this Service Agreement. Either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture; bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter. Except as set forth above, neither Customer nor Pipeline shall assign or permanently release under
Section 9 of the GT&C any of its rights hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other, which consent shall not be unreasonably withheld.

                                  ARTICLE VIII
                               AGENCY ARRANGEMENT

     Customer shall have the right to designate in writing an agent or person to provide nomination and scheduling information, to receive invoices and make payments, to take actions necessary to release capacity and to handle imbalance resolutions for Customer on Customer's behalf. Customer must provide Pipeline with seven (7) business days advance written notice of its agent and the effective date after which Pipeline is to act in accordance with the directions of the agent; provided, however, that Customer may terminate agent immediately upon written notice to Pipeline. At Customer's request, Pipeline shall use reasonable efforts to effectuate any such notice in less than seven (7) business days. Pipeline shall be entitled to rely on the representation, actions, and other directions of the agent on behalf of Customer and will be fully protected in relying upon such agent. Customer indemnifies and holds Pipeline harmless with respect to actions taken by Pipeline in reliance on Customer's agent.

                                   ARTICLE IX
                            NONRECOURSE OBLIGATION OF
                           LIMITED LIABILITY COMPANY,
                          MANAGING MEMBER AND OPERATOR

     Customer acknowledges and agrees that (a) Pipeline is a Delaware limited liability company; (b) Customer shall have no recourse against any member of Pipeline or against Maritimes & Northeast Pipeline Limited Parntership or a member of thereof with respect to Pipeline's obligations under this Service Agreement and that its sole recourse shall be against the assets and revenues of Pipeline, irrespective of any failure to comply with applicable law of any provision of this Service Agreement; (c) no claims shall be made against any member of Pipeline or against Maritimes & Northeast Pipeline Limited Partnership or a member thereof under or in connection with this Service Agreement; (d) no claims shall be made against the Operator, its officers, employees, and agents under or in connection with this Service Agreement and the performance of (Illegible) as Operator (provided that this shall not bar claims resulting from
-----------
the gross negligence, undue discrimination or willful misconduct of the Operator) and, unless Customer self insures, Customer shall provide the

Operator with a waiver interogation of Customers's insurance company for all such claims, and (e) this representation is made expressly for the benefit of the members in Pipeline the Managing Member, Operator, Maritimes & Northeast Pipeline Limited Partnership and its members.

                                    ARTICLE X
                                 INTERPRETATION

     The parties hereto agree that the interpretation and performance of this Service Agreement must be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

     This Service Agreement and the obligations of the parties are subject to all applicable present and future valid laws with respect to the subject matter, State and Federal and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                   ARTICLE XI
                        CANCELLATION OF PRIOR CONTRACT(S)

     Pipeline and Customer agree that, as of the Service Commencement Date, the Precedent Agreement will have no further force and effect as between Pipeline and Customer.

     IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be executed by their respective duly authorized officers and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                          MARITIMES & NORTHEAST PIPELINE, L.L.C.


                                          by: M&N Management Company,
                                              its Managing Member


                                          By: /s/ Illegible
                                              ----------------------------------

     ATTEST:


     /s/ Illegible
     ----------------------


                                          BOSTON GAS COMPANY


                                          By: /s/ Illegible
                                              ----------------------------------
                                              Vice President

     ATTEST:


     /s/ Illegible
     ----------------------

                                    EXHIBIT A

                                       to

                             SERVICE AGREEMENT UNDER
                               RATE SCHEDULE MN365
                                     BETWEEN
                     MARITIMES & NORTHEAST PIPELINE, L.L.C.
                                       AND
                         BOSTON GAS COMPANY ("CUSTOMER")

                                DATED JAN 4, 1999

                               FIRM RECEIPT POINTS

RECEIPT                                         RECEIPT PRESSURE
POINT                      MDRO                 LIMITATIONS
-----                      ----                 -----------
(plus applicable fuel
retainage
quantities)

U.S. Canadian Border       43,200 dth/ day
near Calais, Maine

MEASUREMENT                                     PRESSURE LIMITATION
POINT                                           -------------------
-----


As defined in the GT&C

Signed for Indentification


Pipeline: /s/ Illegible
          ----------------------------


Customer: /s/ Illegible
          ----------------------------

Supersedes Exhibit A Dated
                           -----------

                                    EXHIBIT B

                                       to

                             SERVICE AGREEMENT UNDER
                               RATE SCHEDULE MN365
                                     BETWEEN
                     MARITIMES & NORTHEAST PIPELINE, L.L.C.
                                       AND
                         BOSTON GAS COMPANY ("CUSTOMER")

                                DATED JAN 4, 1999

                              FIRM DELIVERY POINTS

DELIVERY                                                   DELIVERY PRESSURE
POINT                                  MDDO                LIMITATIONS
-----                                  ----                -----------

Tonnessec Interconnect                 43,200 dth/day
at Dracut Massachusetts
or other mutually agreeable points

Signed for identification


Pipeline: /s/ Illegible
          ----------------------------


Customer: /s/ Illegible
          ----------------------------

Supersedes Exhibit B Dated:
                           -----------

[LOGO] KEYSPAN                                 KeySpan Energy Delivery
                                               201 Rivermoor Street
                                               West Roxbury, Massachusetts 02132
                                               Tel 617 723-5512

December 13, 2001

Colonel MacLeod
Marketing Manager
Maritimes & Northeast Pipeline
1801 Hollis Street, Suite 1600
Halifax, Nova Scotia
Canada B3J 3N4

Dear Colonel:

As a follow-up to our telephone conversation, I am forwarding this letter to formally notify you of Boston Gas Company's intentions with respect to its transportation agreement on Maritimes & Northeast Pipeline/Canada ("MNP").

Per Article II of the Agreement, "Customer shall have the one-time option to be exercised in writing at least nine (9) months prior to the end of the Primary Term, to extend the term of this Agreement through March 31, 2007". Boston Gas Company hereby notifies MNP of its desire to exercise this option, and extend the term of the agreement through March 31, 2007.

I look forward to working with you over the term of the Agreement. Should you have any questions, please don't hesitate to give me a call at (617) 723-5512, x4730.

Sincerely,


/s/ Elizabeth Danehy
----------------------------------
Elizabeth Danehy
Director - Customer Choice and Gas
Resource Management

Stamp page 58 missing

[LOGO] Maritimes & Northeast Pipeline, LLC.

                                October 24, 2000

Mr. William Luthern
Vice President, Gas Resources
Boston Gas Company
One Beacon Street
Boston, MA 02108

          Re: Service Agreement By and Between Boston Gas Company and Maritimes & Northeast Pipeline, L.L.C. Under Rate Schedule MN365, dated January 4, 1999

Dear Mr. Luthern:

          Reference is made to the captioned agreement between Boston Gas Company ("Boston Gas") and Maritimes & Northeast Pipeline, L.L.C. ("Maritimes"). Boston Gas has filed various protests and other pleadings addressing Maritimes' applications for a certificate and amended certificate of public convenience and necessity authorizing the construction and operation of pipeline facilities from the U.S. Canada border to Dracut, Massachusetts in Federal Energy Regulatory Commission ("FERC") Docket Nos, CP96-809, et al.; CP96-810, et al.; CP96-178, et al.; and CP97.238, et al. (referred to hereinafter as "Boston Gas Pleadings"). Among other things, Boston Gas has previously filed for rehearing of FERC orders addressing Maritimes & application, which rehearing requests have been denied by the FERC, and currently has pending a further request for rehearing and for reopening of the record in Maritimes&Northeast Pipeline, L.L.C., Docket Nos. CP96-809, et al. (referred to hereinafter collectively as "Boston Gas Rehearing Requests"). Also, there is an appeal pending in the United States Court of Appeals for the District of Columbia Circuit in Boston Gas Company v, FERC Case No. 98-1620 ("Boston Gas Appeal") in which Boston Gas has challenged, inter alia, certain aspects of FERC orders approving Maritimes' initial rates. In order to resolve in their entirety the issues associated with and raised in the Boston Gas Pleadings, Boston Gas Rehearing Requests, and the Boston Gas Appeal, Boston Gas and Maritimes, in consideration of the premises and intending to be legally bound, agree as follows:

1. Boston Gas hereby exercises its option under Article II of the captioned agreement to extend the term of the Service Agreement through March 31, 2007, subject to the remaining provisions of Article II.

2. Boston Gas hereby grants to Maritimes an exclusive option ("Option") to obtain certain land rights and interests in a parcel of land owned by Boston Gas in the vicinity of John Street in Reading, Massachusetts, as such parcel is further described in Schedule A (the "Premises"). The Option, if exercised, shall require Boston Gas to grant the following rights and interests to Maritimes in the Premises, subject to the conditions specified herein:

     (a) the lease of the Premises in its entirety for a period not to exceed 2 years for the purpose of storing equipment and material relating to the construction of the proposed extension of the

1284 Soldiers Field Road
Boston, MA 02135
(617) 254-4050
Facsimile: (617) 560-1392

Page Two (2)

          Maritimes pipeline from Methuen to Beverly, Massachusetts (the "Maritimes Project") currently on file with the FERC at Docket No. CP01-004.

     (b) In consideration of the foregoing, Boston Gas agrees not to protest or oppose the Maritimes project.

     (c) Boston Gas, in granting such Option, makes no representation express or implied as to the suitability of the Premises for Maritimes' proposed purposes.

     The specific terms of such lease (the "Grant") shall be negotiated by the parties prior to the exercise of the Option, and shall reflect such operational and other considerations as Boston Gas deems necessary. The consideration for the Grant shall reflect fair market value for such rights and interests and shall be in addition to the consideration for the Option set forth herein. Boston Gas agrees to negotiate the terms and consideration of the Grant in good faith and with due diligence. In the event the parties are unable to agree on the terms or consideration for the Grant after conducting good faith negotiations, Maritimes reserves the right to exercise any right of eminent domain it may possess. In consideration, Maritimes agrees to pay Boston Gas, in three installments subject to the further terms and conditions contained herein, a total amount of $1,900,000. The first installment shall be $300,000 and shall be paid by Maritimes within ten calendar (10) days following both parties execution of this Agreement. The second and third installments shall each be $800,000 and shall be paid on or before December 1, 2001 and December 1, 2002, respectively, provided however, Maritimes agrees to the pay the final installment on December 1, 2002 or thirty (30) days after the issuance of a final and non-appealable order that is in Maritimes' favor with respect to the issues raised in the Boston Gas Pleadings, Boston Gas Rehearing Requests and the Boston Gas Appeals, whichever is earlier but in any event not before December 1, 2001. During the term of this Option, in the event Boston Gas sells the Premises, or offers to sell, mortgage, encumber or otherwise transfer or dispose of, use or alter the Premises in a manner that would adversely affect Maritimes use of the Premises as contemplated herein, without the prior written consent of Maritimes, Boston Gas agrees to negotiate in good faith with Maritimes to provide a suitable substitute for the Premises. This Option shall remain in effect until 11:59 p.m. on December 31, 2002. Maritimes has the right to exercise the rights and interests contemplated herein in whole or in part at any time during the term of this Option. If Maritimes does not exercise this Option within the period provided herein, then this Option shall be void and of no further force or effect.

3. Boston Gas will file with the appropriate governmental authorities within seven (7) calender days following both parties' execution of this Agreement to withdraw with prejudice the Boston Gas Rehearing Requests pending before the FERC and the Boston Gas Appeal pending before the United States Court of Appeals for the District of Columbia Circuit. Boston Gas further agrees that it will not file to reinstate or otherwise raise in other proceedings the Boston Gas Pleadings, the Boston Gas Rehearing Requests or the Boston Gas Appeal or any issues raised therein.

4. The agreement set forth herein shall resolve all issues raised in the Boston Gas Pleadings. Boston Gas Rehearing Requests and the Boston Gas Appeal. Further, Boston Gas agrees that it will not challenge Maritimes design capacity or rates or tariff or service agreements, including the service agreement with Boston Gas; provided, however, this Agreement is without prejudice to issues

Page Three (3)

     including the aforementioned which Boston Gas may desire to raise after November 1, 2002, or upon any Section 4 or Limited Section 4 rate filing made by Maritimes, which increases Boston Gas' rates, whichever is earlier, on a prospective basis only.

5. If not withstanding the withdrawal of the Boston Gas Pleadings, Boston Gas Rehearing Requests and the Boston Gas Appeal, the FERC should act on or before December 1, 2001 upon those matters and rule in favor of Boston Gas, then any payment not yet due under this Agreement may be withheld by Maritimes.

6. Each Party to this Agreement agrees that it will keep strictly confidential (and that it shall cause each of its affiliates, as applicable, to keep strictly confidential) the contents of this Agreement, to the extent that such contents have not been made by the other party or that disclosure is required by a governmental authority with competent jurisdiction.

7. Neither Boston Gas nor Maritimes shall assign this Agreement to any party, including an affiliate, without the prior written consent of the other.

     If the foregoing represents your understanding of the agreement between the parties, please sign in the signature space provided below,

                                          Very truly yours

                                          Maritimes & Northeast Pipeline, L.L.C.

                                          By:    M&N Management Company,
                                                 Its Managing Member


                                          /s/ Thomas C.O'Connor
                                          --------------------------------
                                          By:    Thomas C.O'Connor
                                          Title: President

ACCEPTED AND AGREED TO
THIS 10TH DAY OF November ,2000

Boston Gas Company

/s/ William R. Luthern
-----------------------------
By:    William R. Luthern
Title: Vice President

                          AGREEMENT DATA AND APPROVALS    AGREEMENT NO. 7777
                          ----------------------------
DATE: November 19, 1999                                   (check) NEW
                                                                     ----------
                                                              RENEWAL
                                                                     ----------

AGREEMENT MADE BETWEEN BOSTON GAS COMPANY AND MARITIMES & NORTHEAST PIPELINE SYSTEM

--------------------------------------------------------------------------------

DESCRIPTION OF AGREEMENT                   TERM OF AGREEMENT 11/1/99 to 10/31/0X
------------------------                                                       -

          Transportation of gas

BIDDING*: Competitive bidding employed - Yes [ ], No [ ], Low bidder chosen -
--------
Yes [ ], No [ ]

*If either No block is checked, attach written explanation to this form approved by V.P. concerned.

FOR LEGAL SERVICES DEPT. USE
----------------------------
1.   Does the Walsh-Healey or David Bacon Act apply to this agreement?  No

2.   Should agreement be filed with the D.P.U.?  No

3.   Is approval required by the D.P.U.?                  Date app'd.
                                        -----------------            -----------
4.   Is approval required by the Executive Committee?     Date app'd.
                                                     -----           -----------
5.   Is approval required by the Board of Directors?      Date app'd.
                                                    -----           ------------
6.   Is approval required by the Stockholders?            Date app'd.
                                              -----------            -----------
7.   Is approval required by any other Federal or State Authority?
                                                                   -------------
     If yes, which Federal or State Authority?            Date app'd.
                                              -----------           ------------
8.   Is approval required under any Govt. Regulation or Order?
                                                               -----------------

APPROVED BY (Route in order listed)   INITIALS      DATE
-----------                           --------      ----
 1.   Negotiating Officer or Emp.
                                      ----------  ---------
 2.   Purchasing
                --------------------------------  ---------
 3.   Mgr., Legal Services Dept.     (Illegible)   12/9/99
                                      ---------

 4.   Vice President (Concerned)     (Illegible)   9 DEC 99
                                      ---------

 5.   Other (Specify)
                     ---------------------------  ---------
 6.
      ------------------------------------------  ---------
 7.
      ------------------------------------------  ---------

 8.   Treasurer                      (Illegible)   12/10/99
                                      ---------

 9.   Ins. Dept.
                --------------------------------  ---------
10.   President
               ---------------------------------  ---------


ATTENTION AUDITOR                                         YES        NO
-----------------                                         ---        --

Should this data be microfilmed for protective purposes?
                                                          ---        ---
Microfilmed, Date:
                  ----------

COMMENTS - (Explain any changes or renewals or special information on new
--------
contracts)

CONTRACT TO BE SIGNED BY            PER            CONTRACT MAILED
                        ------------   ------------               -------------
                                                                      (DATE)
DISTRIBUTION OF COPIES MADE ON (Date)
                                      ------------
      Contractor, Document File (original), General Accounting, Insurance
-----
Department,      other (Specify)
           -----                 -----------------------------------------------

[LOGO] KEYSPAN                                 KeySpan Energy Delivery
                                               201 Rivermoor Street
                                               West Roxbury, Massachusetts 02132
                                               Tel 617 723-5512

December 13, 2001

Colonel MacLeod
Marketing Manager
Maritimes & Northeast Pipeline
1801 Hollis Street, Suite 1600
Halifax, Nova Scotia
Canada B3J 3N4

Dear Colonel:

As a follow-up to our telephone conversation, I am forwarding this letter to formally notify you of Boston Gas Company's intentions with respect to its transportation agreement on Maritimes & Northeast Pipeline/Canada ("MNP").

Per Article II of the Agreement, "Customer shall have the one-time option to be exercised in writing at least nine (9) months prior to the end of the Primary Term, to extend the term of this Agreement through March 31, 2007". Boston Gas Company hereby notifies MNP of its desire to exercise this option, and extend the term of the agreement through March 31, 2007.

I look forward to working with you over the term of the Agreement. Should you have any questions, please don't hesitate to give me a call at (617) 723-5512, x4730.

Sincerely,


/s/ Elizabeth Danehy
----------------------------------
Elizabeth Danehy
Director - Customer Choice and Gas
Resource Management

[LETTERHEAD] Maritimes & Northeast Pipeline

November 19, 1999

Mr. Bill Luthern
V.P. Gas Resources
Boston Gas Company
1 Beacon Street
Boston, Mass 02108
United States of America

Dear Mr Luthern,

I am pleased to be sending you Boston Gas Company ("Boston Gas") final and original Firm Service Contract for transportation on the Maritimes & Northeast Pipeline System. The completion of this contract is another step in the development of a new natural gas basin which will serve many markets in the Maritimes and New England.

For future reference your customer number is 0500 and contract number is 0500-FT019.

If you have any farther questions be sure to call.

Sincerely,


/s/ Colonel MacLeod
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Colonel MacLeod
Marketing Manager
Maritimes & Northeast Pipeline